SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 15, 2006
                                                  ---------------


                          Zynex Medical Holdings, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


         Nevada                    33-26787-D                  90-0214497
      ------------------         --------------        ---------------------
     (State or other             (Commission            (I.R.S. Employer
      jurisdiction               File Number)          Identification No.)
     of incorporation)


      8100 South Park Way, Suite A-9, Littleton, CO              80120
      ---------------------------------------------            ----------
        (Address of principal executive offices)               (Zip Code)


                  Registrant's telephone number: (303) 703-4906
                                                 --------------


                                 Total pages: 3
                                             ---

                               Exhibit index at: 2
                                                ---

Item 1.01 Entry into a Material Definitive Agreement

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On March 15, 2006 Zynex Medical Holdings, Inc. and Zynex Medical, Inc (collectively "Zynex") received a loan of $240,000 under a Default Waiver and First Amendment To Loan and Security Agreement with Silicon Valley Bank dated September 29, 2005. The Amendment to the existing loan agreement of September 29, 2005 provided for this second term loan and waived one covenant for the time period ended December 31, 2005. The new loan bears interest at a per annum fixed rate of 8.48%. Registrant will repay the loan in 36 equal monthly payments of principal and interest, beginning April 1, 2006. All other terms and conditions are as stated in the September 29, 2005 loan agreement. The new loan is guaranteed by Zynex Chairman, President, Chief Executive Officer and major shareholder Thomas Sandgaard and is collateralized by a first security interest in accounts, inventory, chattel paper, equipment, fixtures, general intangibles, including intellectual property and other assets.


Item 9.01  Finanical Statements and Exhibits

     The following exhibits are filed with this Report:

     Exhibit No.    Document
     -----------    ---------------------------------------------
        10.1        Default Waiver and First Amendment to Loan and Securiy
                    Agreement, March 6, 2005

        10.2 Unconditional Guaranty by Thomas Sandgaard for Silicon Valley Bank, dated March 6, 2005.

        99.1        Press Release dated March 17, 2006.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      Zynex Medical Holdings, Inc.
                                      (Registrant)



Date:  March 20, 2006                 By:  /s/ Thomas Sandgaard
                                           -------------------------------------
                                           Thomas Sandgaard
                                           President and Chief Executive Officer



                                  EXHIBIT INDEX


         Exhibit No.      Document
         -----------      ------------------------------------------------------

           10.1 Default Waiver and First Amendment to Loan and Security Agreement, March 6, 2005

           10.2 Unconditional Guaranty by Thomas Sandgaard for Silicon Valley Bank, dated March 6, 2006

           99.1           Press Release dated March 17, 2006